Exhibit 10.60

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		PAGE OF PAGES	1 1
2. AMENDMENT/MODIFICATION NO. P00002	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR/SNS	ASPR/SNS ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341	7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS	US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)* EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. Attn: Chris Sinclair EMERGENT PRODUCT DEVELOPMENT GAITHE 400 PROFESSIONAL DR GAITHERSBURG MD 208793419	(x)	9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00071
CODE 1365869 FACILITY CODE		10B. DATED *(SEE ITEM 13)* 08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR. 52.217-8, Option to Extend Services (Nov 1999)
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___1___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
ACAM2000, Smallpox (Vaccinia) Vaccine, Live (ACAM)

The purpose of this modification is to extend the period of performance for Option 1001, Tasks 1 & 4, from [**] to [**], an extension of [**].
This no cost extension will allow Emergent time to deliver any remaining doses due under Option CLIN 1001, Task 1 that were not delivered prior to [**].

No further changes.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*. Adam Havey		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) Natasha Y. Rowland	
15B. CONTRACTOR/OFFEROR /s/ Adam Havey *(Signature of person authorized to sign)* *Electronically signed by: Adam Havey* *Reason: I approve this document* *Date: Oct 27, 2020 13:24 EDT*	15C. DATE SIGNED Oct 27, 2020	16B. UNITED STATES OF AMERICA /s/ Natasha Rowland *(Signature of Contracting Officer)* Digitally signed by Natasha Rowland -S Date: 2020.10.28 12:56:20 -04'00'	16C. DATE SIGNED 10/28/2020

STANDARD FORM 30 (Rev. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243